Exhibit 10.2

REPLACEMENT REVOLVING FACILITY AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS REPLACEMENT REVOLVING FACILITY AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Replacement Amendment”) dated as of April 8, 2020, is by and among SIX FLAGS ENTERTAINMENT CORPORATION, a Delaware corporation (the “Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), the Replacement Revolving Lenders (as defined below) and the other Lenders party hereto.

R E C I T A L S

A.        The Borrower, Parent, Holdings, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Second Amended and Restated Credit Agreement dated as of April 17, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of October 18, 2019 (as further amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Replacement Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations (subject to the terms and conditions thereof) to the Borrower.

B.         The Borrower has requested and the lenders identified on Schedule A hereto (the “Replacement Revolving Lenders”) have agreed to Refinance their Revolving Credit Commitments under the Existing Credit Agreement with Replacement Revolving Commitments as set forth herein, in accordance with Section 3.4 of the Credit Agreement.

C.         Pursuant to Section 3.4(c) of the Existing Credit Agreement, the Borrower, the Administrative Agent and the Replacement Revolving Lenders desire to amend the Existing Credit Agreement on the terms as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all article, schedule, exhibit and section references in this Replacement Amendment refer to articles, schedules, exhibits and sections of the Credit Agreement.

Section 2.        Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Replacement

Amendment, the Administrative Agent and the Replacement Revolving Lenders hereby consent to the following amendments to the Existing Credit Agreement:

2.1       Amendments to Section 1.1 (Defined Terms).

(a)        The definition of “Agreement” is hereby amended by adding the words “and the Replacement Amendment” before the period at the end thereof.

(b)        The definition of “Applicable Margin” is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

(b) (i) in the case of Revolving Credit Loans that are not pursuant to Series B Replacement Revolving Commitments, the corresponding percentages per annum as set forth below based on the Senior Secured Leverage Ratio:

			Revolving Credit Loans
Pricing Level	Senior Secured Leverage Ratio	Commitment Fee Rate	Eurocurrency Loans	Base Rate Loans
I	Less than 1.25:1.00	0.250%	1.50%	0.50%
II	Greater than or equal to 1.25:1.00, but less than 2.50:1.00	0.300%	1.75%	0.75%
III	Greater than or equal to 2.50:1.00	0.350%	2.00%	1.00%

and (ii) in the case of Revolving Credit Loans that are pursuant to Series B Replacement Revolving Commitments, the corresponding percentages per annum as set forth below based on the Senior Secured Leverage Ratio:

			Revolving Credit Loans
Pricing Level	Senior Secured Leverage Ratio	Commitment Fee Rate	Eurocurrency Loans	Base Rate Loans
I	Less than 1.25:1.00	0.875%	3.00%	2.00%
II	Greater than or equal to 1.25:1.00, but less than 2.50:1.00	1.000%	3.25%	2.25%

III	Greater than or equal to 2.50:1.00	1.000%	3.50%	2.50%

(c)        The definition of “Applicable Margin” is hereby amended by amending and restating clause (b) of the penultimate paragraph thereof in its entirety as follows:

(b) if the Borrower fails to provide the certificate of a Responsible Officer of Parent as required by Section 8.1(f) for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level III (in the case of Revolving Credit Loans both pursuant to Original Revolving Credit Commitments and Series B Replacement Revolving Commitments) until such time as an appropriate certificate is provided, at which time the Pricing Level shall be determined by reference to the Senior Secured Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date.

(d)        The definition of “Eurocurrency Rate” is hereby amended by amending and restating the proviso at the end thereof in its entirety as follows:

provided that, if such rate is below zero, the Eurocurrency Rate (including, without limitation, any Replacement Rate with respect thereto) will be deemed to be zero; provided,  further, that the Eurocurrency Rate with respect to Revolving Credit Loans that are pursuant to Series B Replacement Revolving Commitments shall not be less than 0.75%.

(e)        The following definitions are hereby added to Section 1.1 of the Credit Agreement where alphabetically appropriate:

“Replacement Amendment”:  the Replacement Revolving Facility Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, by and among Holdings, Parent, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Replacement Revolving Lenders party thereto.

“Series B Replacement Revolving Commitments”:  the Replacement Revolving Commitments established pursuant to the Replacement Amendment.  For the avoidance of doubt, the Series B Replacement Revolving Commitments constitute Revolving Credit Commitments and Commitments for all purposes.

2.2       Amendments to Section 3.3.  Section 3.3 of the Credit Agreement is hereby amended by amending and restating clause (a) and clause (a)(ii) thereof in their entirety as follows:

(a)        The Borrower may, by written notice to the Administrative Agent from time to time prior to the Revolving Facility Termination Date, request an increase in any Revolving Credit Facility in an aggregate amount not to exceed for all Revolving Credit Facilities the Incremental Amount from one or more Revolving Credit Lenders (which may include any existing Lender) willing to provide such increased Revolving Credit Commitments in their own discretion; provided that on a Pro Forma Basis after giving effect to the incurrence of such Revolving Credit Commitments (assuming for purposes of this Section 3.3 that such increased Revolving Credit Commitments established at such time are fully funded) and the use of proceeds thereof, the Borrower is in compliance with the covenant set forth in Section 9.1, as of the latest Measurement Period; and provided further that;

(ii)       the increased Revolving Credit Commitments shall have the same terms and conditions as the Revolving Credit Commitments then in effect and subject to such increase (other than fees, maturity (which may be no earlier than the Revolving Facility Termination Date for the Original Revolving Credit Commitments) and interest rate margins, which shall be as agreed between the Borrower and those lenders providing the additional Revolving Credit Commitments pursuant to this Section 3.3);

2.3       Amendments to Section 5.5.  Section 5.5 of the Credit Agreement is hereby amended by inserting a new clause (f) thereto as follows, pursuant to clause (d) of the third to last paragraph of Section 12.1 of the Credit Agreement:

(f)        If on any date, the Administrative Agent notifies the Borrower that the sum of (x) the L/C Obligations, plus (y) the aggregate principal amount of Swing Line Loans outstanding at any time plus (z) the aggregate principal amount of Revolving Credit Loans under a Facility then outstanding would exceed the Total Revolving Credit Commitment for such Facility (the “Revolving Credit Exposure”) on such date, the Borrower shall prepay the outstanding principal amount of any such Swing Line Loans and Revolving Credit Loans on such date (and, to the extent after giving effect to such prepayment, the Revolving Credit Exposure still exceeds such Total Revolving Credit Commitment, deposit cash collateral in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the Administrative Agent)) such that the aggregate amount so prepaid by the Borrower and cash collateral so deposited in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the Administrative Agent) shall be sufficient to reduce the Revolving Credit Exposure to an amount not to exceed such Total Revolving Credit Commitment on such date together with any interest accrued to the date of such prepayment on the aggregate principal amount of Revolving Credit Loans prepaid.  The Administrative Agent shall give prompt notice of any prepayment required under this Section 5.5(f) to the Borrower and the Lenders.

Section 3.        Replacement Revolving Facility.

3.1       Replacement Revolving Commitments.

(a)        Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Replacement Amendment, each Replacement Revolving Lender hereby agrees (x) to provide its respective Replacement Revolving Commitment to the Borrower in a principal amount not to exceed the amount set forth opposite such Replacement Revolving Lender’s name in Schedule A attached hereto and (y) that on the Replacement Revolving Credit Effective Date all of its Revolving Credit Commitment under the Existing Credit Agreement shall be Refinanced and replaced in their entirety with its respective Replacement Revolving Commitment hereunder.  The Administrative Agent has notified each Replacement Revolving Lender of its allocated Replacement Revolving Commitment, and each Replacement Revolving

Lender is a signatory to this Replacement Amendment.  For the avoidance of doubt, the Revolving Credit Commitment of any Lender under the Existing Credit Agreement that is not signatory to this Replacement Amendment (such Revolving Credit Commitments, the “Remaining Commitments”) shall not be Refinanced or replaced by a Replacement Revolving Commitment hereunder, shall be unchanged in all respects by this Replacement Amendment and is not a Series B Replacement Revolving Commitment.

(b)        Class of Revolving Credit Loans.  The Replacement Revolving Commitments hereunder will constitute a new class of Revolving Credit Commitments and shall be a separate “Facility” for purposes of the Credit Agreement and the other Loan Documents with the terms set forth herein and in the Credit Agreement and will constitute “Revolving Credit Commitments” and “Commitments”.  The amendments pursuant to this Replacement Amendment constitute a “Replacement Revolving Facility Amendment” under the Credit Agreement and with effect from the Replacement Revolving Credit Effective Date, any Loans made pursuant to the Replacement Revolving Commitments shall be “Revolving Credit Loans”.  For the avoidance of doubt, from and after the Replacement Revolving Credit Effective Date, there shall continue to be a single Swing Line Commitment and L/C Commitment, shared ratably by Lenders with Remaining Commitments and Lenders with Replacement Revolving Commitments in accordance with their Commitments.

(c)        Agreements of the Replacement Revolving Lenders.  Each Replacement Revolving Lender agrees that (i) effective on and at all times after the Replacement Revolving Credit Effective Date, such Replacement Revolving Lender will be bound by all obligations of a Lender and a Revolving Credit Lender under the Credit Agreement and (ii) on the Replacement Revolving Credit Effective Date, (A) for the avoidance of doubt, immediately after the effectiveness thereof, the allocation of outstanding Revolving Credit Loans, L/C Obligations and Swing Line Exposure as of the Replacement Revolving Credit Effective Date shall be unchanged from the allocations under the Original Revolving Credit Commitments immediately prior to giving effect to the Replacement Revolving Commitments hereunder, (B) each Replacement Revolving Commitment shall be deemed, for all purposes, a Revolving Credit Commitment and each loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and other than as provided herein have the same terms as all other Revolving Credit Loans and (C) each Replacement Revolving Lender shall become a Revolving Credit Lender with respect to the Replacement Revolving Commitments and all matters relating thereto.  Each Replacement Revolving Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Replacement Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender and a Revolving Credit Lender.  To the extent any loss or expense is incurred as a consequence of the transactions contemplated hereby, each of the Revolving Credit Lenders party hereto hereby waive the benefits of Section 5.14 of the Credit Agreement with respect to its Revolving Credit Loans.

(d)        Use of Proceeds.  The Borrower will use the proceeds of the Replacement Revolving Commitments (i) to refinance and replace each Replacement Revolving Lender’s existing Revolving Credit Commitments, (ii) to finance the working capital needs and general corporate purposes of Parent, Holdings, the Borrower and its Subsidiaries and (iii) to pay fees and expenses in connection with the foregoing and the preparation and negotiation of this Replacement Amendment.

(e)        Credit Agreement Governs.  Except as otherwise stated herein (which modifications are permitted by Section 3.4 of the Credit Agreement), the terms of the Replacement Revolving Commitments shall be the same as the terms of the Original Revolving Credit Commitments as set forth in the Credit Agreement.

(f)        Pari Passu; Maturity.  The Replacement Revolving Commitments shall rank pari passu in right of payment and of security with the Original Revolving Credit Commitments and mature on the same date that the Original Revolving Credit Commitments mature. For the avoidance of doubt, the Replacement Revolving Commitments shall share in mandatory prepayments of Revolving Credit Loans under Section 5.5 of the Credit Agreement on a pro rata basis with the Original Revolving Credit Commitments and in voluntary prepayments of Revolving Credit Loans under Section 5.4 of the Credit Agreement on a pro rata basis with the Original Revolving Credit Commitments, except for mandatory prepayments in connection with the termination or reduction of the Revolving Credit Commitments of any Facility, which termination or reduction of Revolving Credit Commitments may be made on a non-pro rata basis among Facilities in accordance with Section 5.3 of the Credit Agreement.

Section 4.        Conditions Precedent.

4.1       Effectiveness.  The amendments set forth in Section 2 of this Replacement Amendment and the obligation of the Replacement Revolving Lenders to provide the Replacement Revolving Commitments hereunder shall not become effective until the date (the “Replacement Revolving Credit Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):

(a)        Counterparts.  Administrative Agent shall have received executed counterparts of this Replacement Amendment from the Administrative Agent, each of the Loan Parties and each Replacement Revolving Lender.

(b)        The Administrative Agent shall have received a letter agreement from the Borrower in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the Borrower shall commit to make each borrowing and each repayment of Revolving Credit Loans on a pro rata basis among the Original Revolving Credit Facility and the Replacement Revolving Facility established hereby, except for mandatory prepayments in connection with the termination or reduction of the Revolving Credit Commitments of any

Facility, which termination or reduction may be made, at the option of the Borrower, on a non-pro rata basis among Facilities in accordance with Section 5.3 of the Credit Agreement.

(c)        Notes.  The Administrative Agent shall have received, for the account of each Replacement Revolving Lender, if requested, at least two Business Days in advance of the Replacement Revolving Credit Effective Date, Notes conforming to the requirements set forth in the Credit Agreement and executed and delivered by a duly authorized officer of the Borrower.

(d)        No Default or Event of Default.  As of the Replacement Revolving Credit Effective Date after giving effect to this Replacement Amendment, no Default or Event of Default shall have occurred and be continuing.

(e)        Representations and Warranties.  Each of the Loan Parties does hereby represent and warrant to the Replacement Revolving Lenders that, as of the Replacement Revolving Credit Effective Date after giving effect to this Revolving Amendment all of the representations and warranties of each Loan Party contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on and as of the Replacement Revolving Credit Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided,  further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on and as of the Replacement Revolving Credit Effective Date or such earlier date;

(f)        Fees.  Subject to the terms and conditions of Section 12.5 of the Credit Agreement, the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Replacement Revolving Credit Effective Date, or substantially simultaneously with the effectiveness of this Replacement Amendment, including to the extent invoiced at least one Business Day prior thereto, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid to the Administrative Agent by the Borrower under the Credit Agreement.

(g)        Lien Searches.  The Administrative Agent shall have received the results of recent Uniform Commercial Code and other lien searches in each relevant domestic jurisdiction with respect to all Property of the Loan Parties (except that with respect to the Real Property, such lien searches shall be limited to the Mortgaged Properties), and such search shall reveal no Liens on any of the Property of the Loan Parties, except for Permitted Liens.

(h)        The U.S.A. PATRIOT Act.  No later than three Business Days prior to the Replacement Revolving Credit Effective Date, to the extent requested in writing by the Administrative Agent at least five Business Days prior to the Replacement Revolving Credit Effective Date, the Administrative Agent shall have received the documentation and other information as required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. PATRIOT Act (including, without limitation, a Beneficial Ownership Certification in relation to the Borrower).

(i)         Documentary Conditions.      The Administrative Agent shall have received each of the following, dated as of the Replacement Revolving Credit Effective Date:

(i) (A) copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of this Replacement Amendment, certified as of the Replacement Revolving Credit Effective Date by a Responsible Officer of the Borrower as being in full force and effect without modification or amendment, (B) good standing certificates for each Loan Party, in each case, from the jurisdiction in which they are organized, (C) a certificate of a Responsible Officer, the secretary or the assistant secretary of the Borrower with appropriate insertions and attachments and (D) a solvency certificate from the chief financial officer of Parent (after giving effect to the establishment of the Replacement Revolving Commitments) substantially in the form of Exhibit D to the Credit Agreement;

(ii) the signed legal opinion of Kirkland & Ellis LLP, special counsel to Borrower, addressed to the Administrative Agent and each Replacement Revolving Lender, in form and substance reasonably satisfactory to the Administrative Agent, shall cover such other matters incident to the transactions contemplated by this Replacement Amendment as the Administrative Agent may reasonably require.

Section 5.        Representations and Warranties.  To induce the Administrative Agent and each Replacement Revolving Lender party hereto to enter into this Replacement Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and each Replacement Revolving Lender party hereto on and as of the Replacement Revolving Credit Effective Date that:

(a)        all of the representations and warranties of each Loan Party contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on and as of the Replacement Revolving Credit Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided,  further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on and as of the Replacement Revolving Credit Effective Date or such earlier date; and

(b)        no Default or Event of Default exists as of the Replacement Revolving Credit Effective Date or would result from this Replacement Amendment and the transactions contemplated hereby.

Section 6.        Reaffirmation of Guaranty.  Each Guarantor reaffirms its guarantee of the Obligations (as defined in the Guarantee and Collateral Agreement) under the terms and conditions of the Guarantee and Collateral Agreement and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed.  Each Guarantor hereby confirms that it consents to the terms of this Replacement Amendment and that the extension of credit to the Borrower pursuant to the Replacement Revolving Commitments shall constitute “Obligations” of such Guarantor under the Guarantee and Collateral Agreement.  Each Guarantor hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that the Guarantee and Collateral Agreement and each of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Replacement Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations (as defined in the Guarantee and Collateral Agreement) with respect to such Guarantor).

Section 7.        Reaffirmation of Security Agreement.

(a)        Each Loan Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Replacement Amendment and the transactions contemplated hereby.  In addition, each Loan Party reaffirms the security interests previously granted by such Loan Party under the terms and conditions of the Guarantee and Collateral Agreement to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed.  Each Loan Party hereby confirms that the security interests granted by such Loan Party under the terms and conditions of the Guarantee and Collateral Agreement secures the Replacement Revolving Commitments as part of the Obligations.  Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral (as defined in the Guarantee and Collateral Agreement) encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing, (ii) confirms its respective prior grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral (as defined in the Guarantee and Collateral Agreement), whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Replacement Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective guarantees, prior pledges, prior grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

(b)        Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Replacement Amendment.

Section 8.        Reference to and Effect on the Credit Agreement and the Loan Documents.

8.1       Replacement Amendment.     This Replacement Amendment constitutes (i) the written notice required to be delivered by the Borrower to the Administrative Agent under Section 3.4(a) of the Existing Credit Agreement, and (ii) a “Replacement Revolving Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents.

8.2       Loan Document.

(a)        This Replacement Amendment is a “Loan Document” as defined and described in the Existing Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto.  On and after the Replacement Revolving Credit Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Replacement Amendment.

(b)        On and after the Replacement Revolving Credit Effective Date, (i) the Replacement Revolving Commitments shall constitute “Commitments” and “Revolving Credit Commitments”, (ii) any Loans pursuant to the Replacement Revolving Commitments are “Revolving Credit Loans” and “Loans” and (iii) each Replacement Revolving Lender shall be a “Lender”, a “Revolving Credit Lender” and a “Replacement Revolving Lender”, as each term is defined in the Credit Agreement, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

8.3       No Waiver.  The execution, delivery and effectiveness of this Replacement Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.4       No Novation.  This Replacement Amendment shall not constitute a novation of the Existing Credit Agreement or of any other Loan Document.

Section 9.        Miscellaneous.

9.1       Confirmation.  The provisions of the Loan Documents, as amended by this Replacement Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Replacement Amendment.

9.2       Ratification and Affirmation.  Each of the undersigned does hereby adopt, ratify, and confirm the Existing Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder.  The Borrower hereby acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

9.3       Amendment, Modification and Waiver.  This Replacement Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

9.4       Counterparts.  This Replacement Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Replacement Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Replacement Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.5       NO ORAL AGREEMENT.  THIS REPLACEMENT AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

9.6       GOVERNING LAW.  THIS REPLACEMENT AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.7       Severability.  Any provision of this Replacement Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.8       Headings. The headings of this Replacement Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

9.9       Notice Acknowledgment. The Administrative Agent hereby agrees and acknowledges that it has received the notice from the Borrower contemplated by Section 3.4(a) of the Credit Agreement within the required time period provided in such Section with respect to the Replacement Revolving Commitments contemplated hereunder.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Replacement Amendment to be duly executed as of the date first written above.

SIX FLAGS ENTERTAINMENT
CORPORATION,
as Parent

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS OPERATIONS INC.,
as Holdings

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS THEME PARKS INC.,
as Borrower

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

[Signature Page to Replacement Revolving Facility Amendment]

FIESTA TEXAS, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT AMERICA LLC
GREAT ESCAPE HOLDING INC.
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
SIX FLAGS AMERICA INC.
RIVERSIDE PARK ENTERPRISES, INC.
SIX FLAGS AMERICA PROPERTY
CORPORATION
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS INTERNATIONAL
DEVELOPMENT CO.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS ST. LOUIS LLC
SOUTH STREET HOLDINGS LLC
STUART AMUSEMENT COMPANY
SF GREAT AMERICA HOLDING LLC
SIX FLAGS CONCORD LLC
SIX FLAGS DARIEN LLC
SIX FLAGS DARIEN SEASONAL LLC
SIX FLAGS SPLASHTOWN LLC
SIX FLAGS FRONTIER LLC
SIX FLAGS WW BAY LLC
SIX FLAGS PHOENIX LLC
HWP DEVELOPMENT HOLDINGS LLC
SIX FLAGS MW LLC

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

[Signature Page to Replacement Revolving Facility Amendment]

HURRICANE HARBOR LP

By:	Hurricane Harbor GP LLC,
its General Partner

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS AMERICA LP

By:	Funtime, Inc.,
its General Partner

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS GREAT ESCAPE L.P.
GREAT ESCAPE THEME PARK L.P.
GREAT ESCAPE RIDES L.P.

By:	Great Escape Holding Inc.,
their General Partner

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

HWP DEVELOPMENT LLC

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

[Signature Page to Replacement Revolving Facility Amendment]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, an
Issuing Bank, the Swing Line Lender and a
Replacement Revolving Lender

By:	/s/ Kyle R. Holtz
Name: Kyle R. Holtz
Title: Director

[Signature Page to Replacement Revolving Facility Amendment]

BANK OF AMERICA, N.A.,
as a Replacement Revolving Lender

By:	/s/ Jonathan Tristan
Name:	Jonathan Tristan
Title:	Vice President

[Signature Page to Replacement Revolving Facility Amendment]

GOLDMAN SACHS BANK USA,
as a Replacement Revolving Lender

By:	/s/ Thomas M Manning
Name:	Thomas M Manning
Title:	Authorized Signatory

[Signature Page to Replacement Revolving Facility Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Replacement Revolving Lender

By:	/s/ Matthew Cheung
Name:	Matthew Cheung
Title:	Vice President

[Signature Page to Replacement Revolving Facility Amendment]

BBVA USA,
as a Replacement Revolving Lender

By:	/s/ Jay S. Tweed
Name:	Jay S. Tweed
Title:	SVP

[Signature Page to Replacement Revolving Facility Amendment]

Agreed and acknowledged:

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

[Signature Page to Replacement Revolving Facility Amendment]

Schedule A

Replacement Revolving Commitments

Replacement Revolving Lender	Replacement Revolving Commitment
Wells Fargo Bank, National Association	$ 60,000,000
Bank of America, N.A.	$ 50,000,000
Goldman Sachs Bank USA	$ 40,000,000
JPMorgan Chase Bank, N.A.	$ 40,000,000
BBVA USA	$ 40,000,000
Total	$ 230,000,000